Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes

At December 31, 2017, the Company had state net operating loss carry forwards of approximately $1,371,467 that expire in various years through the year 2037.

Due to operating losses, there is only the minimum current state income tax provision of $800 for the years ended December 31, 2017 and 2016.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amount used for federal and state income tax purposes.

The Company’s deferred tax asset at December 31, 2017 and 2016 consists of net operating loss carry forwards calculated using state effective tax rates equating to approximately $20,572 and $11,167, respectively, plus nominal reserves not currently deductible to approximately $239 and $0, respectively, less a valuation allowance in the amount of approximately $20,733 and $11,105, respectively. Because of the Company’s lack of earnings history, the deferred tax asset has been fully offset by a valuation allowance in both 2017 and 2016. The valuation allowance increased by approximately $9,628 for the year ended December 31, 2017.

The Company's deferred tax liabilities at December 31, 2017 and 2016 consist of fixed asset basis difference equating to approximately $78 and $62, respectively.

The Company’s total deferred tax asset as of December 31, 2017 and 2016 is as follows:

	2017	2016
Deferred Tax Assets	20,811	11,167
Valuation Allowance	(20,733)	(11,105)
Total Deferred Tax Assets	78	62
Total Deferred Tax Liabilities	(78)	(62)
Net Deferred Tax Assets (Liabilities)	-	-

On December 22, 2017, the U.S. Tax Cuts and Jobs Act (the “Tax Reform Act”) was signed into law by President Trump. The Tax Reform Act significantly revised the U.S. corporate income tax regime by, among other things, lowering the U.S. corporate tax rate from 35% to 21% effective January 1, 2018, while also repealing the deduction for domestic production activities, implementing a territorial tax system and imposing a repatriation tax on deemed repatriated earnings of foreign subsidiaries. U.S. GAAP requires that the impact of tax legislation be recognized in the period in which the law was enacted. The provisional amounts incorporate assumptions made based upon the Company’s current interpretation of the Tax Reform Act and may change as the Company receives additional clarification and implementation guidance. As the Company is taxed as an S-Corporation, the change in federal tax rates would not have an impact on the deferred tax assets or valuation allowance in place as of December 31, 2017.

On March 1, 2018, the Company filed an election to voluntarily revoke their S Corporation Election for Federal and State income tax purposes. The effective date of the revocation is January 1, 2018. Once the revocation has been approved by the Internal Revenue Service (“IRS”), the Company will be treated as a C Corporation for Federal and State income tax purposes effective January 1, 2018.